UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2026

Ondas Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 657-2377

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure included in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

 Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 14, 2026, Ondas Inc. (the “Company”) entered into a Share Purchase Agreement (the “Agreement”), by and among the Company, Gate Technologies Ltd., a company organized under the laws of the State of Israel (“Gate”), Bron Technologies sp. z.o.o, a private company organized under the laws of the State of Poland (“Bron”), Gate’s shareholders listed on Exhibit B-1 thereto (the “Gate Shareholders”), Bron’s shareholders listed on Exhibit B-2 thereto (the “Bron Shareholders,” together with the Gate Shareholders, the “Shareholders”), and Adv. Amir Geva solely in his capacity as the representative, agent and attorney-in-fact of the Indemnifying Parties (as defined in the Agreement).

Pursuant to the Agreement, on September 14, 2026 (the “Closing Date”), the Company acquired 100% of the issued and outstanding share capital of Gate and Bron (the “Acquisition”), for a purchase price of $105.0 million in cash and 10,689,655 shares (the “Consideration Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), plus $25 million in working capital adjustment. Additionally, approximately $22.5 million will be issued within nine (9) months of the Closing Date, subject to certain post-closing obligations of the Indemnifying Parties, as set forth in the Agreement.

Additionally, pursuant to the terms of the Agreement, for two years after the Closing Date, the Shareholders have an opportunity to earn an additional aggregate amount of up to $185,000,000 in contingent earn-out payments, subject to certain milestones as set forth in the Agreement, payable in Common Stock (the “Earn-Out Shares,” together with the Consideration Shares, the “Shares”).

Additionally, on September 14, 2026, the Company entered into a Registration Rights Agreement with the Shareholders (the “Registration Rights Agreement”), pursuant to which the Shareholders shall be subject to daily trading volume limitations, whereby all such Shareholders may not sell, in the aggregate, any shares of Common Stock issued to such Shareholders pursuant to the Agreement on any trading market in any single trading day to the extent such sales would exceed fifteen percent (15%) of the average daily trading volume of the Common Stock as reported on the principal trading market on which the Common Stock is listed, calculated based on the ten (10) consecutive trading days immediately preceding the relevant date of determination. The Company also agreed we agreed within one business day following the issuance of any shares of Common Stock pursuant to the Agreement to file with the Securities and Exchange Commission a prospectus supplement pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended (the “Securities Act”), providing for the resale by the Shareholders of the Shares and the Earn-Out Shares, if any, subject to the restrictions set forth in the Registration Rights Agreement.

The foregoing description of the Acquisition, the Agreement, and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement and the Registration Rights Agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference.

A copy of the opinion of Snell & Wilmer L.L.P., Nevada counsel for the Company, relating to the legality of the issuance of the Shares is attached as Exhibit 5.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuance of the Consideration Shares (as defined above) in Item 2.01 are exempt from the registration requirements of the Securities Act in accordance with Regulation S, as sales to non-U.S. investors outside of the United States.

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Item 7.01. Regulation FD Disclosure.

On September 14, 2026, the Company issued a fact sheet regarding the Acquisition. A copy of the fact sheet is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Also on September 14, 2026, the Company issued a press release announcing the Acquisition. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements are not required in connection with the Acquisition pursuant to Rule 3-05(b) of Regulation S-X.
(b)	Pro forma financial information is not required in connection with the Acquisition pursuant to Article 11 of Regulation S-X.
(d)	Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
2.1*	Share Purchase Agreement, dated September 14, 2026, by and among the Company, Gate Technologies Ltd (“Gate”), Bron Technologies sp. z.o.o (“Bron”), Gate’s shareholders listed on Exhibit B-1 thereto, Bron’s shareholders listed on Exhibit B-2 thereto, and Adv. Amir Geva.
5.1	Opinion of Snell & Wilmer L.L.P. (Nevada Counsel).
10.1	Registration Rights Agreement, dated September 14, 2026, by and among the Company and the Shareholders.
23.1	Consent of Snell & Wilmer L.L.P. (Nevada Counsel) (included in Exhibit 5.1).
99.1	Fact Sheet, dated September 14, 2026.
99.2	Press Release, dated September 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2026	ONDAS INC.

	By:	/s/ Eric Brock
Eric A. Brock
Chief Executive Officer

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